Exhibit 32.1
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of Zscaler, Inc. for the fiscal quarter ended April 30, 2018 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Zscaler, Inc.

Date: June 7, 2018	By:	/s/ Jagtar S. Chaudhry
	Name:	Jagtar S. Chaudhry
	Title:	Chief Executive Officer and President
(Principal Executive Officer)

Date: June 7, 2018	By:	/s/ Remo Canessa
	Name:	Remo Canessa
	Title:	Chief Financial Officer
(Principal Financial Officer)